                                                                   Exhibit 10.29


                               SERVICE AGREEMENT
                              (20,504 Mcf per day)

         THIS AGREEMENT entered into this 6th day of June, 1994, by and between TRANSCONTINENTAL GAS PIPE LINE CORPORATION, a Delaware corporation, hereinafter referred to as "Seller," first party, and PIEDMONT NATURAL GAS COMPANY, INC. hereinafter referred to as "Buyer," second party,

                              W I T N E S S E T H

         WHEREAS, Seller has filed with the Federal Energy Regulatory Commission in Docket No. CP94-68 for approval of Seller's 1994 Southeast Expansion Project (referred to as "SE94"); and

         WHEREAS, Buyer has requested firm transportation service under SE94 and has executed with Seller a Precedent Agreement, dated October 26, 1993, for such service; and

         WHEREAS, Seller is willing to provide the requested firm transportation for Buyer under SE94 pursuant to the terms of this Service Agreement and the Precedent Agreement.

         NOW, THEREFORE, Seller and Buyer agree as follows:

                                   ARTICLE I
                           GAS TRANSPORTATION SERVICE

         1. Subject to the terms and provisions of this agreement and of Seller's Rate Schedule FT, Buyer agrees to deliver or cause to be delivered to Seller gas for transportation and Seller agrees to receive, transport and redeliver natural gas to Buyer or for the account of Buyer, on a firm basis, up to the dekatherm equivalent of a Transportation Contract Quantity ("TCQ") of 20,504 Mcf per day.

         2. Transportation service rendered hereunder shall not be subject to curtailment or interruption except as provided in Section 11 of the General Terms and Conditions of Seller's FERC Gas Tariff.

                                   ARTICLE II
                              POINT(S) OF RECEIPT

         Buyer shall deliver or cause to be delivered gas at the point(s) of receipt hereunder at a pressure sufficient to allow the gas to enter Seller's pipeline system at the varying pressures that may exist in such system from time to time; provided, however, the pressure of the gas delivered or caused to be delivered by Buyer shall not exceed the maximum operating pressure(s) of Seller's pipeline system at such point(s) of receipt. In the event the maximum operating pressure(s) of Seller's pipeline system, at the point(s) of receipt hereunder,

                               SERVICE AGREEMENT
                                  (Continued)

is from time to time increased or decreased, then the maximum allowable pressure(s) of the gas delivered or caused to be delivered by Buyer to Seller at the point(s) of receipt shall be correspondingly increased or decreased upon written notification of Seller to Buyer. The point(s) of receipt for natural gas received for transportation pursuant to this agreement shall be:

         See Exhibit A, attached hereto, for points of receipt.

                                  ARTICLE III
                              POINT(S) OF DELIVERY

         Seller shall redeliver to Buyer or for the account of Buyer the gas transported hereunder at the following point(s) of delivery and at a pressure(s) of:

         See Exhibit B, attached hereto, for points of delivery and pressures.

                                   ARTICLE IV
                               TERM OF AGREEMENT

         This agreement shall be effective as of the later of November 1, 1994 or the date that the necessary regulatory approvals have been received and accepted by Seller and Seller's facilities necessary to provide service to Buyer under SE94 have been constructed and are ready for service, and shall remain in force and effect for a primary term of twenty (20) years from and after such effective date and year to year thereafter until terminated after such primary term by Seller or Buyer upon at least two (2) years written notice; provided, however, this agreement shall terminate immediately and, subject to the receipt of necessary authorizations, if any, Seller may discontinue service hereunder if (a) Buyer, in Seller's reasonable judgment fails to demonstrate credit worthiness, and (b) Buyer fails to provide adequate security in accordance with Section 8.3 of Seller's Rate Schedule FT.

                                   ARTICLE V
                            RATE SCHEDULE AND PRICE

         1. Buyer shall pay Seller for natural gas delivered to Buyer hereunder in accordance with Seller's Rate Schedule FT and the applicable provisions of the General Terms and Conditions of Seller's FERC Gas Tariff as filed with the Federal Energy Regulatory Commission, and as the same may be legally amended or superseded from time to time. Such Rate Schedule and General Terms and Conditions are by this reference made a part hereof.

                               SERVICE AGREEMENT
                                  (Continued)

         2. Seller and Buyer agree that the quantity of gas that Buyer delivers or causes to be delivered to Seller shall include the quantity of gas retained by Seller for applicable compressor fuel, line loss make-up (and injection fuel under Seller's Rate Schedule GSS, if applicable) in providing the transportation service hereunder, which quantity may be changed from time to time and which will be specified in the currently effective Sheet No. 44 of Volume 1 of this Tariff which relates to service under this agreement and which is incorporated herein.

         3. In addition to the applicable charges for firm transportation service pursuant to Section 3 of Seller's Rate Schedule FT, Buyer shall reimburse Seller for any and all filing fees incurred as a result of Buyer's request for service under Seller's Rate Schedule FT, to the extent such fees are imposed upon Seller by the Federal Energy Regulatory Commission or any successor governmental authority having jurisdiction.

                                   ARTICLE VI
                                 MISCELLANEOUS

         1. This Agreement supersedes and cancels as of the effective date hereof the following contract(s) between the parties hereto: None

         2. No waiver by either party of any one or more defaults by the other in the performance of any provision of this agreement shall operate or be construed as a waiver of any future default or defaults, whether of a like or different character.

         3. The interpretation and performance of this agreement shall be in accordance with the laws of the State of Texas, without recourse to the law governing conflict of laws, and to all present and future valid laws with respect to the subject matter, including present and future orders, rules and regulations of duly constituted authorities.

         4. This agreement shall be binding upon, and inure to the benefit of the parties hereto and their respective successors and assigns.

         5. Notices to either party shall be in writing and shall be considered as duly delivered when mailed to the other party at the following address:

                               SERVICE AGREEMENT
                                  (Continued)

         (a)     If to Seller:
                 Transcontinental Gas Pipe Line Corporation
                 P.O. Box 1396
                 Houston, Texas   77251
                 Attention:  Tom Skains - Senior Vice President
                             Transportation and Customer Services

         (b)     If to Buyer:                               Attention:
                 Piedmont Natural Gas Company, Inc.         Ware F. Schiefer
                 1915 Rexford Road                          Senior Vice President
                 Charlotte, North Carolina 28211            Marketing and Gas Supply

such addresses may be changed from time to time by mailing appropriate notice thereof to the other party by certified or registered mail.

         IN WITNESS WHEREOF, the parties hereto have caused this agreement to be signed by their respective officers or representatives thereunto duly authorized.


TRANSCONTINENTAL GAS PIPE LINE
        CORPORATION
          (Seller)



         By /s/ Thomas E. Skains
            -----------------------------------------
                 Thomas E. Skains
                 Senior Vice President
                 Transportation and Customer Services


PIEDMONT NATURAL GAS COMPANY, INC.
           (Buyer)



         By /s/ Ware F. Schiefer
            -----------------------------------------

                               SERVICE AGREEMENT
                                  (Continued)

                                   EXHIBIT A

TRANSPORTATION CONTRACT QUANTITY (TCQ):  20,504 MCF/D

         POINT(S) OF RECEIPT                  MAXIMUM DAILY QUANTITY AT EACH
                                              RECEIPT POINT (MCF/D)(1):

The interconnection between the               20,504
facilities of Seller and Seller's
Mobile Bay Lateral near Butler in
Choctaw County, Alabama.








_________________________________________________________________

(1) These quantities do not include the additional quantities of gas to be retained by Seller for compressor fuel and line loss make-up. Therefore, Buyer shall also deliver or cause to be delivered at the receipt points such additional quantities of gas to be retained by Seller for compressor fuel and line loss make-up.

                               SERVICE AGREEMENT
                                  (Continued)


                                   EXHIBIT B



         POINT(S) OF DELIVERY              PRESSURE

The point(s) of delivery between           Seller's available pipeline
Seller and Buyer, subject to the           pressure.
limits of Buyer's Delivery Point
Entitlements (DPEs) as set forth
in the General Terms and Conditions
of Seller's FERC Gas Tariff, as
such DPEs may be amended from time
to time.(2)





_________________________________________________________________

(2) 2,978 Mcf/d of Buyer's firm transportation capacity hereunder extends to the suction side of Seller's Station No. 165.